EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO § 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2005, for PNM Resources, Inc. (“Company”), as filed with the Securities and Exchange Commission on April 18, 2006 (“Report”), I, Jeffry E. Sterba, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 18, 2006	By:	/s/Jeffry E. Sterba
Jeffry E. Sterba
Chairman, President and
Chief Executive Officer